SUPPLEMENT for the State of California dated
                      August 30, 2000 to PROSPECTUSES dated
                                 May 1, 2000 for
                    PROTECTIVE ADVANTAGE(sm) VARIABLE ANNUITY
                           PROTECTIVE VARIABLE ANNUITY
                         PROTECTIVE VARIABLE ANNUITY II
                       ELEMENTS(sm) PLUS VARIABLE ANNUITY
                      ELEMENTS(sm) ACCESS VARIABLE ANNUITY
                   issued by Protective Life Insurance Company

The following Fund will become available as an investment option on October 1, 2000, subject to regulatory approval:

      Goldman Sachs Variable Insurance Trust: Internet Tollkeeper Fund(sm)

ANNUAL FUND EXPENSES

The information about annual Fund expenses is amended by adding the following information relating to the period January 1 to December 31, 1999:

                                                 Management            Other                   Total Annual
                                                 (Advisory)            Expenses After          Fund Expenses
                                                 Fees                  Reimbursement           (after reimbursements)
                                                -----------------     ----------------------   -----------------------
Goldman Sachs Variable Insurance Trust (7)
         Internet Tollkeeper Fund. . . . . .         1.00               0.25                     1.25


The footnotes relating to the Annual Fund Expenses table are amended to add the following note:

(7) Expenses are estimated; the Internet Tollkeeper Fund commenced operations on April 28, 2000, and therefore has no historical fees and expenses to report. Goldman Sachs Asset Management (the "Investment Adviser"), a unit of the Investment Management Division of Goldman, Sachs & Co., has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding management fees, taxes, interest, brokerage fee, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of the Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis. The Investment Adviser may discontinue or modify any limitations in the future at its discretion. Management Fees for this Fund have been contractually set at 1.00%.

Protective Variable Annuity Separate Account

The information under the caption "Protective Variable Annuity Separate Account" is amended to add the Goldman Sachs Internet Tollkeeper Sub-Account.

The Funds

The information under the caption "The Funds" is amended to add that the Goldman Sachs Internet Tollkeeper Sub- Account invests in the Goldman Sachs Internet Tollkeeper Fund, a portfolio of the Goldman Sachs Variable Insurance Trust. The Goldman Sachs Variable Insurance Trust is managed by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co.

The descriptions of each Fund are amended to add the following information:

Goldman Sachs Variable Insurance Trust

         Internet Tollkeeper Fund. This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and Internet sectors that provide access, infrastructure, content and services to Internet companies and Internet users.

Other Investors in the Funds

The information under the caption "Other Investors in the Funds" is amended to include the Internet Tollkeeper Fund from the Goldman Sachs Variable Insurance Trust.



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